UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 17, 2012

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following actions relative to salary and performance-based bonus awards for the Company’s Named Executive Officers as set forth in the Company’s proxy statement dated March 31, 2011 (the “NEOs”):

Named Executive Officer	2011 Bonus (1)	2012 Base Salary (2)
Blake W. Nordstrom President	$1,559,460	$700,000
Peter E. Nordstrom EVP and President - Merchandising	$1,448,070	$700,000
Erik B. Nordstrom EVP and President - Stores	$1,448,070	$700,000
Michael G. Koppel EVP and Chief Financial Officer	$712,896	$675,000
Anne E. Martin-Vachon EVP and Chief Marketing Officer	$546,554	$460,000

(1)	Nordstrom follows a pay-for-performance philosophy. Our compensation plans are designed to focus NEOs on the accomplishment of specific goals that align with business strategy, operating performance and shareholder values. In support of our philosophy, performance-based awards pay out only when pre-determined results are achieved. The 2011 cash bonuses were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder-approved Nordstrom, Inc. Executive Management Bonus Plan (the “Bonus Plan”).
(2)	Represents NEOs’ base salaries as of April 1, 2012, set by the Committee on February 17, 2012. Base salaries reported for Blake Nordstrom and Anne Martin-Vachon are unchanged from base salaries in the prior year. Reported amounts reflect increases in base compensation of $50,000 for Peter and Erik Nordstrom and $75,000 for Michael Koppel.

The Committee also awarded stock option grants to the Company’s five NEOs, effective February 22, 2012. Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2010 Equity Incentive Plan (the “Plan”). Stock option grants have a term of ten years with an exercise price equivalent to the closing price of the Company’s Common Stock on February 22, 2012. Vesting occurs at a rate of 25% annually beginning one year from the date of grant. The number of options to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an option. The Binomial Lattice model is used to estimate the fair value of an option. This model requires the input of certain assumptions, including risk-free interest rate, volatility, dividend yield and expected life. The formula for determining the number of options granted is:

No. of Options = (base pay * LTI%) / option fair value

The form of the 2012 Nonqualified Stock Option Grant Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 18, 2011, and is incorporated herein by reference. The number of options actually granted to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.

On February 17, 2012, the Committee also awarded Performance Share Units (“PSUs”) to the Company’s five NEOs pursuant to the terms of the Plan. Participants may elect to settle PSUs in shares of Company Common Stock or cash upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or a combination of certain performance criteria enumerated in the Plan. The 2012 PSUs are earned over a three-year period from fiscal year 2012 through fiscal year 2014. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company’s total shareholder return compared to the total shareholder return of companies in a pre-defined group of retail peers during that same period. Total shareholder return is based on a 30 trading-day closing price average that is established both prior to the beginning of the performance cycle and prior to the end of the performance cycle. PSUs will only be earned if the Company’s total shareholder return for the period is positive. The number of PSUs awarded to each individual was a function of base pay, a long-term incentive (LTI) percentage and stock price. The formula for determining the number of PSUs granted is:

No. of PSUs = (base pay * LTI%) / stock price

The form of the 2012 Performance Share Unit Award Agreement was attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated November 18, 2011, and is incorporated herein by reference. The number of PSUs awarded to the NEOs is shown in the table below.

$946,142
Named Executive Officer	2012 PSUs Awarded
Blake W. Nordstrom President	6,650
Peter E. Nordstrom EVP and President - Merchandising	6,175
Erik B. Nordstrom EVP and President - Stores	6,175
Michael G. Koppel EVP and Chief Financial Officer	4,275
Anne E. Martin-Vachon EVP and Chief Marketing Officer	3,277

Also on February 17, 2012, the Committee certified the level of attainment of the pre-established performance goals for the 2009 PSU grant relating to fiscal years 2009 through 2011 at 100%. The PSUs for the NEOs were all paid in cash. The number of PSUs vested and the corresponding cash payment to settle the PSUs for each of the NEOs was as follows:

Named Executive Officer	2009 PSUs Vested	Value of PSUs Paid in Cash
Blake W. Nordstrom President	19,488	$946,142
Peter E. Nordstrom EVP and President - Merchandising	18,096	$878,561
Erik B. Nordstrom EVP and President - Stores	18,096	$878,561
Michael G. Koppel EVP and Chief Financial Officer	13,363	$648,774
Anne E. Martin-Vachon (1) EVP and Chief Marketing Officer	—	$—

(1)	Anne Martin-Vachon was not employed by the Company at the time of the 2009 PSU grant.

The Committee also established bonus goals, performance levels and award levels that may be earned during the fiscal year ending February 2, 2013 (“Fiscal Year 2012”) under the Bonus Plan. Under the Bonus Plan, bonus awards are paid only when performance goals are achieved. The bonus target and maximum payments are expressed as a percentage of base salary and the bonus goals are consistent across roles.

Fiscal Year 2012 bonus arrangements for the Company’s NEOs were established by the Committee as follows (Earnings before Interest and Taxes is referred to in the table below as “EBIT” and Return on Invested Capital is referred to as “ROIC”):

Named Executive Officer	Bonus Target As a % of Base Salary	Bonus Maximum As a % of Base Salary	Bonus Measures And Weighting
Blake W. Nordstrom President	150%	375%	EBIT with an ROIC Threshold: 100%
Peter E. Nordstrom EVP and President - Merchandising	150%	375%	EBIT with an ROIC Threshold: 100%
Erik B. Nordstrom EVP and President - Stores	150%	375%	EBIT with an ROIC Threshold: 100%
Michael G. Koppel EVP and Chief Financial Officer	80%	200%	EBIT with an ROIC Threshold: 100%
Anne E. Martin-Vachon EVP and Chief Marketing Officer	80%	200%	EBIT with an ROIC Threshold: 100%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: February 23, 2012

4